SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                July 22, 2004
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                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)



                     OREGON                  0-13442               93-0786033
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          (State or other jurisdiction     (Commission            (IRS Employer
                of incorporation)         File Number)       Identification No.)



             8005 S.W. BOECKMAN ROAD                             97070-7777
                 WILSONVILLE, OR
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
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                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.
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         Attached as Exhibit 99.2 is a copy of a press release of Mentor Graphics Corporation dated July 22, 2004, providing the Company's outlook for the third quarter and full year of 2004, which is being furnished to the Securities and Exchange Commission.


Item 12.  Results of Operations and Financial Condition.
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         Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated July 22, 2004, announcing the Company's financial results for the second quarter of 2004, which is being furnished to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             MENTOR GRAPHICS CORPORATION
                             (Registrant)


Date: July 22, 2004          By: /s/ Gregory K. Hinckley
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                                Gregory K. Hinckley
                                President, Chief Operating and Financial Officer


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